EXHIBIT 99.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350

      In connection with the accompanying Quarterly Report on Form 10-QSB of Magna-Lab, Inc. for the quarter ended November 30, 2002, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1) such Quarterly Report on Form 10-QSB for the quarter ended November 30, 2002 fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended November 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.

      January 14, 2003                            /s/ John R. Geisel
                                                  ------------------
                                                  Name: John Geisel
                                                  Title: Chief Executive Officer